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                                                                    EXHIBIT 10.2

                       AMENDMENT TO STOCK OPTION AGREEMENT

         AMENDMENT ("Amendment"), made as of the 4th day of September, 2003, to the Stock Option Agreement (the "Agreement"), dated as of the 30th day of April, 1999, by and between Sentigen Holding Corp., a Delaware corporation with its principal place of business at 580 Marshall Street, Phillipsburg, New Jersey 08865 (the "Company"), and Joseph K. Pagano (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company granted to the Optionee an option (the "Option") to purchase an aggregate of 217,000 shares of the Company's common stock, par value $.01, at a price per share of $1.625, on May 14, 1996 pursuant to the Company's 1990 Stock Option Plan and upon the terms and conditions set forth in the Agreement;

         WHEREAS, the expiration date of the Option was previously extended by the Company to April 30, 2004 and the Agreement was entered into; and

         WHEREAS, the Company and the Optionee desire to further extend the expiration date of the Option.

         NOW, THEREFORE, the parties hereto agree as follows:

     1. Section 3(a) of the Agreement is amended in its entirety to read as follows:
         "(a) Except as otherwise earlier terminated in accordance with Paragraphs 3(b)-(d) hereof, the Option, to the extent unexercised, shall terminate on April 30, 2006."

     2. This Amendment amends the Agreement as set forth herein and all provisions, rights and obligations under the Agreement shall remain in full force and effect, as amended hereby.

     3. This Amendment may be executed in counterparts, each of which shall be deemed an original and shall be binding as of the date first written above, and all shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                                      SENTIGEN HOLDING CORP
                                                      /s/ Fredrick B. Rolff
                                                      Chief Financial Officer

                                                      /s/ Joseph K. Pagano

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